SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)           March 12, 2001
                                                --------------------------------


                          VERSACOM INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



        Utah                            2-86724D               87-0396692
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(State or other jurisdiction         (Commission File          (IRS Employer
 or incorporation)                       Number)             Identification No.)



                 131 N.W. 13th Street, Boca Raton, Florida 33432
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code            (561) 362-0049
                                                   -----------------------------


          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

                  None.

ITEM 8.  CHANGE IN FISCAL YEAR

         On March 9, 2001, Versacom International, Inc. f/k/a Encibar, Inc. (the "Company") acquired all of the outstanding capital stock of Versacom International, Inc., a Florida corporation ("Versacom Florida"). The transaction was structured as a "reverse merger" and was accounted for as a recapitalization of the Company, rather than a business combination. Following completion of the "reverse merger", on March 12, 2001, the newly constituted Board of Directors of the Company determined to adopt the December 31 fiscal year end of Versacom Florida.

         In accordance with applicable pronouncements of the Securities and Exchange Commission, no transition report is required to be filed in connection with the change in fiscal year. Audited financial statements of Versacom Florida, as of December 31, 2000 and 1999, and appropriate pro-forma financial information, will be filed under cover of Form 8-K/A, amending the Company's Report on Form 8-K filed March 23, 2001.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, Versacom International, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           VERSACOM INTERNATIONAL, INC.


                           By:      /s/ Fred Schwartz
                                    ------------------------------------
                                    Fred Schwartz
                                    President and Chief Executive Officer


Dated: July 30, 2001

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